Exhibit 10.9

Spousal Consent Letter

The undersigned of the Spouse Consent Letter (the “Consent Letter”), hereby acknowledges, agrees and confirms that: I, FU Aiyun, a citizen of the People’s Republic of China identification card number of ***, is the spouse of HU Xiangliang, whose is a shareholder of ZTO Express Co., Ltd., a citizen of the People’s Republic of China with identification card number of *** (the “Shareholder”).

The undersigned hereby unconditionally and irrevocably acknowledges and confirms that: I am in the knowledge that the Shareholder has signed as of August 18, 2015 the Exclusive Call Option Agreement, the Shareholders’ Voting Rights Agreement and the Power of Attorney attached thereto, and the Equity Pledge Agreement and the Power of Attorney attached thereto, each with ZTO Express Co., Ltd. (the “Company”) and Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”), and the WFOE and Company has signed the Exclusive Consulting and Services Agreement (the above four agreements, the “VIE Agreements”), and have read and understood the contents of the VIE Agreements.

The undersigned further acknowledges, confirms and unconditionally and irrevocably understands and agrees that the Shareholder shall perform all of his obligations under the VIE Agreements, including without limitation, granting to the WFOE share transfer option and assets purchase option, authorizing the representative designated by the WFOE to exercise all of his voting rights as a shareholder of the Company on his behalf, and pledge all of the shares held by him to the WFOE.  The undersigned covenants not to make any claims against the valid existence of any of the VIE Agreements or impose any interference or adverse effect upon the Shareholder’s performance of any of the VIE Agreements due to the existence or termination of the marriage between her and the Shareholder.

This Consent Letter is governed by and construed in accordance with the laws of the People’s Republic of China (without regards to the rule of conflict of laws thereof).  The undersigned acknowledges that: I may engage legal advisor at my discretion in connection with execution of this Consent Letter, but I expressly refuse to do so.  The undersigned agrees to be bound by this Consent Letter as of the date hereof.  This Consent Letter will become effective upon execution and continue to have effect as long as the VIE Agreements are valid.

/s/	FU Aiyun
Date:	June 18, 2016

Spousal Consent Letter

The undersigned of the Spouse Consent Letter (the “Consent Letter”), hereby acknowledges, agrees and confirms that: I, CHEN Xinyu, a citizen of the People’s Republic of China identification card number of ***, is the spouse of ZHANG Shunchang, whose is a shareholder of ZTO Express Co., Ltd., a citizen of the People’s Republic of China with identification card number of *** (the “Shareholder”).

The undersigned hereby unconditionally and irrevocably acknowledges and confirms that: I am in the knowledge that the Shareholder has signed as of August 18, 2015 the Exclusive Call Option Agreement, the Shareholders’ Voting Rights Agreement and the Power of Attorney attached thereto, and the Equity Pledge Agreement and the Power of Attorney attached thereto, each with ZTO Express Co., Ltd. (the “Company”) and Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”), and the WFOE and Company has signed the Exclusive Consulting and Services Agreement (the above four agreements, the “VIE Agreements”), and have read and understood the contents of the VIE Agreements.

The undersigned further acknowledges, confirms and unconditionally and irrevocably understands and agrees that the Shareholder shall perform all of his obligations under the VIE Agreements, including without limitation, granting to the WFOE share transfer option and assets purchase option, authorizing the representative designated by the WFOE to exercise all of his voting rights as a shareholder of the Company on his behalf, and pledge all of the shares held by him to the WFOE.  The undersigned covenants not to make any claims against the valid existence of any of the VIE Agreements or impose any interference or adverse effect upon the Shareholder’s performance of any of the VIE Agreements due to the existence or termination of the marriage between her and the Shareholder.

This Consent Letter is governed by and construed in accordance with the laws of the People’s Republic of China (without regards to the rule of conflict of laws thereof).  The undersigned acknowledges that: I may engage legal advisor at my discretion in connection with execution of this Consent Letter, but I expressly refuse to do so.  The undersigned agrees to be bound by this Consent Letter as of the date hereof.  This Consent Letter will become effective upon execution and continue to have effect as long as the VIE Agreements are valid.

/s/	CHEN Xinyu
Date:	June 17, 2016

Spousal Consent Letter

The undersigned of the Spouse Consent Letter (the “Consent Letter”), hereby acknowledges, agrees and confirms that: I, SHEN Linxian, a citizen of the People’s Republic of China identification card number of ***, is the spouse of LAI Jianfa, whose is a shareholder of ZTO Express Co., Ltd., a citizen of the People’s Republic of China with identification card number of *** (the “Shareholder”).

The undersigned hereby unconditionally and irrevocably acknowledges and confirms that that: I am in the knowledge that the Shareholder has signed as of August 18, 2015 the Exclusive Call Option Agreement, the Shareholder Voting Proxy s’ Voting Rights Agreement and the Power of Attorney attached thereto, and the Equity Interest Pledge Agreement and the Power of Attorney attached thereto, each with ZTO Express Co., Ltd. (the “Company”) and Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”), and the WFOE and Company has signed the Exclusive Consulting and Services Agreement with the WFOE (the above four agreements, the “VIE Agreements”), and have read and understood the contents of the VIE Agreements.

The undersigned further acknowledges, confirms and unconditionally and irrevocably understands and agrees that the Shareholder shall perform all of his obligations under the VIE Agreements, including without limitation, granting to the WFOE share transfer option and assets purchase option, authorizing the representative designated by the WFOE to exercise all of his voting rights as a shareholder of the Company on his behalf, and pledge all of the shares held by him to the WFOE.  The undersigned covenants not to make any claims against the valid existence of any of the VIE Agreements or impose any interference or adverse effect upon the Shareholder’s performance of any of the VIE Agreements due to the existence or termination of the marriage between her and the Shareholder.

This Consent Letter is governed by and construed in accordance with the laws of the People’s Republic of China (without regards to the rule of conflict of laws thereof).  The undersigned acknowledges that I may engage legal advisor at my discretion in connection with execution of this Consent Letter, but I expressly refuse to do so.  The undersigned agrees to be bound by this Consent Letter as of the date hereof.  This Consent Letter will become effective upon execution and continue to have effect as long as the VIE Agreements are valid.

/s/	SHEN Linxian
Date:	June 18, 2016

Spousal Consent Letter

The undersigned of the Spouse Consent Letter (the “Consent Letter”), hereby acknowledges, agrees and confirms that I, LAI Yufeng, a citizen of the People’s Republic of China identification card number of ***, is the spouse of LAI Meisong, whose is a shareholder of ZTO Express Co., Ltd., a citizen of the People’s Republic of China with identification card number of *** (the “Shareholder”).

The undersigned hereby unconditionally and irrevocably acknowledges and confirms that that: I am in the knowledge that the Shareholder has signed as of August 18, 2015 the Exclusive Call Option Agreement, the Shareholder Voting Proxy s’ Voting Rights Agreement and the Power of Attorney attached thereto, and the Equity Interest Pledge Agreement and the Power of Attorney attached thereto, each with ZTO Express Co., Ltd. (the “Company”) and Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”), and the WFOE and Company has signed the Exclusive Consulting and Services Agreement with the WFOE (the above four agreements, the “VIE Agreements”), and have read and understood the contents of the VIE Agreements.

The undersigned further acknowledges, confirms and unconditionally and irrevocably understands and agrees that the Shareholder shall perform all of his obligations under the VIE Agreements, including without limitation, granting to the WFOE share transfer option and assets purchase option, authorizing the representative designated by the WFOE to exercise all of his voting rights as a shareholder of the Company on his behalf, and pledge all of the shares held by him to the WFOE.  The undersigned covenants not to make any claims against the valid existence of any of the VIE Agreements or impose any interference or adverse effect upon the Shareholder’s performance of any of the VIE Agreements due to the existence or termination of the marriage between her and the Shareholder.

This Consent Letter is governed by and construed in accordance with the laws of the People’s Republic of China (without regards to the rule of conflict of laws thereof).  The undersigned acknowledges that: I may engage legal advisor at my discretion in connection with execution of this Consent Letter, but I expressly refuse to do so.  The undersigned agrees to be bound by this Consent Letter as of the date hereof.  This Consent Letter will become effective upon execution and continue to have effect as long as the VIE Agreements are valid.

/s/	LAI Yufeng
Date:	June 15, 2016

Spousal Consent Letter

The undersigned of the Spouse Consent Letter (the “Consent Letter”), hereby acknowledges, agrees and confirms that: I, WU Yanfen, a citizen of the People’s Republic of China identification card number of ***, is the spouse of WANG Jilei, whose is a shareholder of ZTO Express Co., Ltd., a citizen of the People’s Republic of China with identification card number of *** (the “Shareholder”).

The undersigned hereby unconditionally and irrevocably acknowledges and confirms that that: I am in the knowledge that the Shareholder has signed as of August 18, 2015 the Exclusive Call Option Agreement, the Shareholder Voting Proxy s’ Voting Rights Agreement and the Power of Attorney attached thereto, and the Equity Interest Pledge Agreement and the Power of Attorney attached thereto, each with ZTO Express Co., Ltd. (the “Company”) and Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”), and the WFOE and Company has signed the Exclusive Consulting and Services Agreement with the WFOE (the above four agreements, the “VIE Agreements”), and have read and understood the contents of the VIE Agreements.

The undersigned further acknowledges, confirms and unconditionally and irrevocably understands and agrees that the Shareholder shall perform all of his obligations under the VIE Agreements, including without limitation, granting to the WFOE share transfer option and assets purchase option, authorizing the representative designated by the WFOE to exercise all of his voting rights as a shareholder of the Company on his behalf, and pledge all of the shares held by him to the WFOE.  The undersigned covenants not to make any claims against the valid existence of any of the VIE Agreements or impose any interference or adverse effect upon the Shareholder’s performance of any of the VIE Agreements due to the existence or termination of the marriage between her and the Shareholder.

This Consent Letter is governed by and construed in accordance with the laws of the People’s Republic of China (without regards to the rule of conflict of laws thereof).  The undersigned acknowledges that: I may engage legal advisor at my discretion in connection with execution of this Consent Letter, but I expressly refuse to do so.  The undersigned agrees to be bound by this Consent Letter as of the date hereof.  This Consent Letter will become effective upon execution and continue to have effect as long as the VIE Agreements are valid.

/s/	WU Yanfen
Date:	June 15, 2016

Spousal Consent Letter

The undersigned of the Spouse Consent Letter (the “Consent Letter”), hereby acknowledges, agrees and confirms that I, FAN Feiqun, a citizen of the People’s Republic of China identification card number of ***, is the spouse of SHANG Xuebing, whose is a shareholder of ZTO Express Co., Ltd., a citizen of the People’s Republic of China with identification card number of *** (the “Shareholder”).

The undersigned hereby unconditionally and irrevocably acknowledges and confirms that that: I am in the knowledge that the Shareholder has signed as of August 18, 2015 the Exclusive Call Option Agreement, the Shareholder Voting Proxy s’ Voting Rights Agreement and the Power of Attorney attached thereto, and the Equity Interest Pledge Agreement and the Power of Attorney attached thereto, each with ZTO Express Co., Ltd. (the “Company”) and Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”), and the WFOE and Company has signed the Exclusive Consulting and Services Agreement with the WFOE (the above four agreements, the “VIE Agreements”), and have read and understood the contents of the VIE Agreements.

The undersigned further acknowledges, confirms and unconditionally and irrevocably understands and agrees that the Shareholder shall perform all of his obligations under the VIE Agreements, including without limitation, granting to the WFOE share transfer option and assets purchase option, authorizing the representative designated by the WFOE to exercise all of his voting rights as a shareholder of the Company on his behalf, and pledge all of the shares held by him to the WFOE.  The undersigned covenants not to make any claims against the valid existence of any of the VIE Agreements or impose any interference or adverse effect upon the Shareholder’s performance of any of the VIE Agreements due to the existence or termination of the marriage between her and the Shareholder.

This Consent Letter is governed by and construed in accordance with the laws of the People’s Republic of China (without regards to the rule of conflict of laws thereof).  The undersigned acknowledges that: I may engage legal advisor at my discretion in connection with execution of this Consent Letter, but I expressly refuse to do so.  The undersigned agrees to be bound by this Consent Letter as of the date hereof.  This Consent Letter will become effective upon execution and continue to have effect as long as the VIE Agreements are valid.

/s/	FAN Feiqun
Date:	June 18, 2016